NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund

Supplement dated September 9, 2016
to the Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

American Funds NVIT Asset Allocation Fund

Effective immediately, the Prospectus, as it relates solely to the Fund, is amended as follows:

1.	The second paragraph under the heading "Principal Investment Strategies" on page 15 of the Prospectus is deleted in its entirety and replaced with the following:

The Master Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, money market instruments (debt securities maturing in one year or less), and derivatives, such as futures contracts. The Master Asset Allocation Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Master Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Master Asset Allocation Fund's investment adviser or unrated but determined to be of equivalent quality by the Master Asset Allocation Fund's investment adviser). Such securities are sometimes referred to as "junk bonds."

2.	The following supplements the information under the heading "Principal Risks" on pages 15-16 of the Prospectus:

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.

Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

3.	The second paragraph under the heading "How the Funds Invest — Objective and Principal Investment Strategies" on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

The Master Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, money market instruments (debt securities maturing in one year or less), and derivatives, such as futures contracts. In seeking to pursue its investment objective, the Master Asset Allocation Fund varies its mix of equity securities, debt securities and money market instruments. Although the Fund focuses on investments in medium to larger capitalization companies, the Master Asset Allocation Fund's investments are not limited to a particular capitalization size. Under normal market conditions, the Master Asset Allocation Fund's investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2015, the Master Asset Allocation Fund was approximately 66% invested in equity securities, 24% invested in debt securities and 10% invested in money market instruments and cash. The proportion of equities, debt and money market securities held by the Master Asset Allocation Fund varies with market conditions and the investment adviser's assessment of their relative attractiveness as investment opportunities.

4.	The second paragraph under the heading "How the Funds Invest — Principal Risks" on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

In addition, the Fund is subject to ASSET ALLOCATION RISK, CASH POSITION RISK, CREDIT RISK, DERIVATIVES RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BOND RISK, INTEREST RATE RISK, LIQUIDITY RISK, MANAGEMENT RISK, MASTER-FEEDER STRUCTURE RISK, MONEY MARKET RISK, PREPAYMENT AND CALL RISK, SMALLER COMPANY RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section "Risks of Investing in the Funds" beginning on page 29.

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